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                                   EXHIBIT 10(b)

                        CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus and Statement of Additional Information constituting part of this Post-Effective Amendment No. 5 to the registration statement (Form N-4 No. 333-43799) (the "Registration Statement") of our report dated February 15, 2002, relating to the financial statements of Fortis Benefits Insurance Company, which appears in such Prospectus and Statement of Additional Information. We also consent to the use in the Statement of Additional Information constituting part of this Registration Statement of our report dated April 6, 2001, relating to the financial statements of Fortis Benefits Insurance Company Variable Account D, which appears in such Statement of Additional Information. We also consent to the reference to us under the heading Independent Public Accountants in such Statement of Additional Information.

PRICEWATERHOUSECOOPERS LLP
Minneapolis, Minnesota
April 17, 2002